UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 6, 2006
ROCKY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio		45764

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 6, 2006, Rocky Brands, Inc. (the “Company”) issued a press release entitled “Rocky Brands, Inc. Reports Third Quarter Revenues and Earnings” regarding its consolidated financial results for the third quarter and nine-month period ended September 30, 2006. A copy of the Company’s press release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.
     The information in this Form 8-K and accompanying press release are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management, and include statements in the accompanying press release regarding future prospects for the Company’s entire portfolio of brands, commitment to enhancing the Company’s operating platform, focus on improving the Company’s position in the marketplace and returning increased value to the Company’s shareholders, and expected net sales and expected earnings per share (paragraphs 3 and 10 of the press release). These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2005 (filed March 16, 2006), quarterly report on Form 10-Q for the quarter ended March 31, 2006 (filed May 10, 2006), and quarterly report on Form 10-Q for the quarter ended June 30, 2006 (filed August 9, 2006). One or more of these factors have affected historical results, and could in the future affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the Company, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99*	Press Release, dated November 6, 2006, entitled “Rocky Brands, Inc. Reports Third Quarter Revenues and Earnings.”

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.
Date: November 6, 2006	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99*	Press Release, dated November 6, 2006, entitled “Rocky Brands, Inc. Reports Third Quarter Revenues and Earnings.”

*	Such press release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

5